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                                                                  EXHIBIT 10.17


                                    WARRANT

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, A "NO ACTION" LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH TRANSFER, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

                          INFORMATION ARCHITECTS CORP.

                         COMMON STOCK PURCHASE WARRANT

         1. Issuance; Certain Definitions. For value received and other consideration, the receipt of which is hereby acknowledged by INFORMATION ARCHITECTS CORP., f/k/a ALYDAAR SOFTWARE CORP., a North Carolina corporation (the "Company"), KING, LLC, organized under the laws of the Cayman Islands, or registered assigns (the "Holder") is hereby granted the right to purchase at any time until 5:00 P.M., New York City time, on July 29, 2004 (the "Expiration Date"), Two Hundred Eighty-Seven Thousand Eight Hundred Forty-Three (287,843) fully paid and nonassessable shares of the Company's Common Stock, no par value per share (the "Common Stock"), at an initial exercise price per share (the "Exercise Price") of $2.7035, subject to further adjustment as set forth herein.

         2.         Exercise of Warrants.

                    2.1 General. This Warrant is exercisable in whole or in part at any time and from time to time at the Exercise Price per share of Common Stock payable hereunder, payable in cash or by certified or official bank check, or by "cashless exercise," by means of tendering this Warrant Certificate to the Company to receive a number of shares of Common Stock equal in Market Value to the difference between the Market Value of the shares of Common Stock issuable upon exercise of this Warrant and the total cash exercise price thereof. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed (which Notice of Exercise Form may be submitted either by delivery to the Company or by facsimile transmission as provided in Section 8 hereof), together with payment of the Exercise Price for the shares of Common Stock purchased, if applicable, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. For the purposes of this Section 2, "Market Value" shall be an amount equal to the average closing bid price of a share of Common Stock, as reported by Bloomberg, LP, for the five (5) trading days preceding the Company's receipt of the Notice of Exercise Form duly executed multiplied
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by the number of shares of Common Stock to be issued upon surrender of this
Warrant Certificate.

                    2.2 Limitation on Exercise. Notwithstanding the provisions of this Warrant, the Securities Purchase Agreement (as defined below) or of the other Transaction Agreements (as defined in the Securities Purchase Agreement), in no event (except (i) with respect to an automatic conversion, if any, of a Debenture as provided in the Debenture or a conversion pursuant to a Redemption Notice Conversion [as defined in the Debenture], (ii) as specifically provided in the Debenture as an exception to this provision, or
(iii) if the Company is in default hereunder or under any of the Transaction Agreements, and the Holder has asserted such default in writing and the applicability of this provision to such default) shall the Holder be entitled to exercise this Warrant or shall the Company have the obligation, to issue shares upon such exercise of all or any portion of this Warrant to the extent that, after such conversion, the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Debentures or unexercised portion of the Warrants), and (2) the number of shares of Common Stock issuable upon the conversion of the Debentures or exercise of the Warrants with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the Holder upon such conversion or exercise). For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as otherwise provided in clause (1) of such sentence. The Holder, by its acceptance of this Warrant, further agrees that if the Holder transfers or assigns any of the Warrants to a party who or which would not be considered such an affiliate, such assignment shall be made subject to the transferee's or assignee's specific agreement to be bound by the provisions of this Section 2.2 as if such transferee or assignee were the original Holder hereof.

         3. Reservation of Shares. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares").

         4. Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

         5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.
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         6.         Protection Against Dilution.

                    6.1 Adjustment Mechanism. If an adjustment of the Exercise Price is required pursuant to this Section 6, the Holder shall be entitled to purchase such number of additional shares of Common Stock as will cause (i) the total number of shares of Common Stock Holder is entitled to purchase pursuant to this Warrant, multiplied by (ii) the adjusted purchase price per share, to equal (iii) the dollar amount of the total number of shares of Common Stock Holder is entitled to purchase before adjustment multiplied by the total purchase price before adjustment.

                    6.2 Capital Adjustments. In case of any stock split or reverse stock split, stock dividend, reclassification of the Common Stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of this Section 6 shall be applied as if such capital adjustment event had occurred immediately prior to the date of this Warrant and the original purchase price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof. A rights offering to stockholders shall be deemed a stock dividend to the extent of the bargain purchase element of the rights.

                    6.3 Adjustment for Spin Off. If, for any reason, prior to the exercise of this Warrant in full, the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then

         (a) the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holder's unexercised Warrants outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the "Outstanding Warrants") been exercised as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the exercise of all or any of the Outstanding Warrants, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Warrants then being exercised, and (II) the denominator is the amount of the Outstanding Warrants; and

         (b) the Exercise Price on the Outstanding Warrants shall be adjusted immediately after consummation of the Spin Off by multiplying the Exercise Price by a fraction (if, but only if, such fraction is less than 1.0), the numerator of which is the numerator of which is the Average Market Price of the Common Stock for the five (5) trading days immediately following the fifth trading day after the Record Date, and the denominator of
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    which is the Average Market Price of the Common Stock on the five (5)
    trading days immediately following the fifth trading day after the Record Date, and the denominator of which is the Average Market Price of the Common Stock on the five (5) trading days immediately preceding the Record Date; and such adjusted Exercise Price shall be deemed to be the Exercise Price with respect to the Outstanding Warrants after the Record Date.

For the purposes of this Section 6.3, the "Average Market Price of the Common Stock" shall mean, for the relevant period, (x) the average closing bid price of a share of Common Stock, as reported by Bloomberg, LP or, if not so reported, as reported on the over-the-counter market or (y) if the Common Stock is listed on a stock exchange, the closing price on such exchange on the date indicated in the relevant provision hereof, as reported in The Wall Street Journal.

         7.         Transfer to Comply with the Securities Act; Registration
Rights.

         (a) This Warrant has not been registered under the Securities Act of 1933, as amended, (the "Act") and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

         (b) The Company agrees to file a registration statement, which shall include the Warrant Shares, (as so amended, the "Registration Statement"), pursuant to the Act, by the 30th calendar day after the date the Closing Date (as defined in the Securities Purchase Agreement) on which this Warrant was issued to the Holder or the Holder's predecessor in interest (the "Original Issuance Date") and to have the registration of the Warrant Shares completed and effective by the 120th calendar day after the Closing Date. The term "Securities Purchase Agreement" means the Securities Purchase Agreement, dated July 30, 1999, between the Company and the Holder (or the Holder's predecessor in interest).

         8. Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of

         (a) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

         (b) the seventh business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

         (c) the third business day after mailing by next-day express courier, with delivery costs and fees prepaid,
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in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days' advance written notice similarly given to each of the other parties hereto):

COMPANY:            INFORMATION ARCHITECTS CORP.
                    4064 Colony Road
                    Charlotte, North Carolina 28211
                    ATTN: Chief Executive Officer
                    Telephone No.: (704) 365-2324
                    Telecopier No.: (704)    -

                    with a copy to:

                    Jeffrey S. Hay, Esq.
                    McGuire, Woods, Battle & Boothe LLP
                    Bank of America Corporate Center
                    100 North Tryon Street - Suite 2900
                    Charlotte, NC  28202-4011
                    Telephone No.: (704) 373-8999
                    Telecopier No.: (704) 373-8935

BUYER: At the address set forth on the signature page of this Agreement.

                    with a copy to:

                    Krieger & Prager, Esqs.
                    319 Fifth Avenue
                    Attn: Samuel Krieger, Esq.
                    New York, New York 10016
                    Telephone No.: (212) 689-3322
                    Telecopier No.  (212) 213-2077

Any party may be notice given in accordance with this Section to the other parties designate another address or person for receipt of notices hereunder.

         9. Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant of even date herewith contain the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.

         10. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of New York for contracts to be wholly performed in such state and
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without giving effect to the principles thereof regarding the conflict of laws.
Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Warrant and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Holder for any reasonable legal fees and disbursements incurred by the Buyer in enforcement of or protection of any of its rights under any of the Transaction Agreements.

         11. Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         12. Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
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         IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the __ th day of July 1999.

                                        INFORMATION ARCHITECTS CORP.



                                        By:
                                           ------------------------------------
                                                  Name:
                                                  Its:


Attest:



-------------------------------------
Name:
Title:
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                         NOTICE OF EXERCISE OF WARRANT

         The undersigned hereby irrevocably elects to exercise the right,
represented by the Warrant Certificate, dated as of             , 199 , to
purchase    shares of the Common Stock, no par value per share, of INFORMATION
ARCHITECTS CORP. and tenders herewith payment in accordance with Section 1 of said Common Stock Purchase Warrant.

         Please deliver the stock certificate to:




Dated:
      --------------------------------------



--------------------------------------------
[Name of Holder]



By:
   -----------------------------------------


[ ]      CASH:      $
                     -----------------------


[ ]      CASHLESS EXERCISE